Eaton Vance
                                Low Duration Fund
                            Supplement to Prospectus
                                dated May 1, 2003


Christine Johnston has been named a co-portfolio manager of Eaton Vance Low Duration Fund and of Investment Portfolio. The Fund and Investment Portfolio will now be co-managed by Ms. Johnston and Susan Schiff, the Fund's and Investment Portfolio's current portfolio manager. Ms. Johnston is employed by Eaton Vance as a global and mortgage-backed securities analyst and is a Vice President of Eaton Vance and BMR.



November 7, 2003                                                           LDFPS